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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2007

                             VOYAGER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 EAST OGDEN AVENUE, SUITE 102A, HINSDALE, IL 60521 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
        APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On June 17, 2007, Voyager Petroleum, Inc. (the "Company") awarded Cathy A, Persin, our Chief Financial Officer and Corporate Secretary, 2,500,000 shares of our restricted common stock pursuant to the Company's 2007 Amended and Restated Employee Compensation Plan. Ms. Persin also received 5,000,000 options to purchase common stock at a strike price of $0.124. All 5,000,000 options vested on the date of issuance. The options with expire on June 17, 2012. Ms. Persin also serves as the Treasurer and Corporate Secretary for each of our four recently formed subsidiaries.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

  (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Not applicable.

  (B)   PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

  (C)   EXHIBITS.

        Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VOYAGER PETROLEUM, INC.


Date: August 1, 2007                           /s/ Sebastien  C. DuFort
                                               ----------------------------
                                               Sebastien C. DuFort
                                               President